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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

[ x ]    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported)     November 8, 2001
                                                              ----------------

         Commission file number   333-76723
                                  ---------


                                 SIMMONS COMPANY
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                                06-1007444
------------------------------------     -----------------------------------
  (State or other jurisdiction of        (I.R.S. Employer Identification No.)
   incorporation or organization)


ONE CONCOURSE PARKWAY, SUITE 800, ATLANTA, GEORGIA                  30328-6188
--------------------------------------------------   ---------------------------
 (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code            (770) 512-7700
                                                     ---------------------------




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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              c)       Exhibits
                               99.1     Press Release dated November 6, 2001.


ITEM 9.       REGULATION FD

              On November 6, 2001, the registrant issued a press release reporting its 2001 third quarter results of operations. The press release is furnished as Exhibit 99.1.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                      SIMMONS COMPANY

                      By:    /s/ William S. Creekmuir
                            ------------------------------------------------
                                 William S. Creekmuir
                            Executive Vice President and Chief Financial Officer

                      Date:         November 8, 2001


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                                 EXHIBIT INDEX

Exhibit
Number                     Exhibit Name
------                     ------------

99.1                       Press Release dated November 6, 2001